EXHIBIT 99.1
NEWS RELEASE

Contact:	Justin Coe	Allison Beach	Joe Calabrese
	Chief Accounting Officer	Media Contact	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2026 RESULTS

DALLAS – May 11, 2026 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2026. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2026 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2026 with the first quarter ended March 31, 2025 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FIRST QUARTER 2026 FINANCIAL HIGHLIGHTS

•Comparable RevPAR for all hotels increased 3.3% to $135.63 during the quarter on a 2.1% increase in Comparable ADR and a 1.2% increase in Comparable Occupancy.
•Net loss attributable to common stockholders was $(71.1) million or $(11.03) per diluted share for the quarter.
•Adjusted EBITDAre was $51.7 million for the quarter.
•Adjusted funds from operations (AFFO) per diluted share was breakeven for the quarter.
•Comparable Hotel EBITDA was $73.2 million for the quarter, reflecting growth of 5.2% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $79.8 million and restricted cash of $141.2 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $24.5 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $73.7 million.
•CapEx invested during the quarter was $17.0 million.
RECENT OPERATING HIGHLIGHTS

•During the quarter, the Company extended its Highland mortgage loan secured by 18 hotels and paid the loan down by $10 million.

AHT Reports First Quarter Results

May 11, 2026
•During the quarter, the Company successfully closed on five hotel sales for combined gross proceeds of $238.5 million or $229,000 per key. Additionally, these five sales are expected to result in anticipated capital expenditure savings of $50.5 million or $48,500 per key. These hotels include:
◦Embassy Suites by Hilton Houston Near the Galleria
◦Embassy Suites by Hilton Austin Arboretum
◦Hilton St. Petersburg Bayfront
◦La Posada de Santa Fe
◦Hilton Alexandria Old Town
•Subsequent to quarter end, the Company successfully closed on two hotel sales for combined gross proceeds of $58.0 million or $187,000 per key. Additionally, these two sales are expected to result in anticipated capital expenditure savings of $4.7 million or $15,100 per key. These hotels include:
◦Embassy Suites by Hilton Palm Beach Gardens PGA Boulevard
◦Embassy Suites by Hilton Dallas Near the Galleria
•The Company has also entered into definitive agreements to sell another six hotels representing a combined $154.6 million or $108,000 per key. Additionally, these six sales are expected to result in anticipated capital expenditure savings of $105.7 million or $74,000 per key. These hotels include:
◦Lakeway Resort & Spa
◦Sheraton Mission Valley San Diego
◦Silversmith Hotel Chicago Downtown
◦Hyatt Regency Long Island
◦Sheraton Indianapolis City Centre
◦Hilton Garden Inn Jacksonville JTB/Deerwood Park

CAPITAL STRUCTURE

As of March 31, 2026, the Company had total loans of $2.4 billion with a blended average interest rate of 7.9%, taking into account in-the-money interest rate caps. Approximately 6% of the Company’s current consolidated debt is fixed-rate and approximately 94% is floating-rate.

During the quarter, the Company extended its Highland mortgage loan secured by 18 hotels. As a condition to the extension, the loan was paid down by $10 million to a current balance of $723.6 million, or approximately 65% of appraised value, and has a final maturity date of July 9, 2026.

The Company did not pay a dividend on its common stock and common units for the first quarter ended March 31, 2026.

“Our first-quarter performance reflected disciplined execution across the portfolio as our asset management team and property managers delivered strong results, with a clear focus on aggressively managing operating expenses while driving revenue growth and operational efficiency,” said Stephen Zsigray, President and Chief Executive Officer.

“With a 3.3% increase in comparable RevPAR over the prior-year quarter and a 5.2% increase in comparable hotel EBITDA, the portfolio achieved a flow-through of 64.5%. From a capital markets perspective, strategic asset sales remain a core component of our plan to reduce leverage and enhance cash flow through both lower interest expense and reduced capital expenditures.

AHT Reports First Quarter Results

May 11, 2026
“We've seen strong buyer interest across multiple assets, successfully closing on the sale of seven hotels and entering into definitive agreements to sell an additional six. The attractive cap rates achieved on these sales underscore the intrinsic value of our portfolio.

“As we move through the remainder of the year, we expect strategic divestitures to remain an important lever to improve leverage, liquidity and cash flow. Additionally, we're encouraged by our progress to date in executing our strategy to drive outsized EBITDA growth, optimize our asset base and strengthen our balance sheet.”

UPDATE ON PREFERRED DIVIDENDS AND REDEMPTIONS

During the fourth quarter of 2025, the Company terminated the offering of its Series L and M Non-Traded Preferred Stock and suspended redemptions for all of its outstanding non-traded preferred stock. The Company also subsequently suspended the payment of dividends on its outstanding preferred stock to preserve liquidity.

“Operating performance continues to strengthen,” said Zsigray. “With the ongoing implementation of our GRO AHT initiatives, quarterly AFFO has improved from $(13.8) million in Q1 2024, to $(5.6) million in Q1 2025, to breakeven in Q1 2026. That progression reflects work across cost structure, portfolio composition, and property performance, and the trajectory gives us conviction in our approach.

“As noted, we have been active on the disposition front. However, we have been required to apply the majority of sale proceeds to retire mortgage debt that sits senior to the preferred. That use of proceeds has driven deleveraging to help address near-term loan maturities and protect equity within the portfolio, but it continues to constrain corporate cash available for preferred redemptions and dividends.

“With the Federal Reserve pausing further interest rate cuts, refinancing conditions and free cash flow remain tight. As a result, we do not anticipate resuming preferred dividends or redemptions in the near term. Our ability to resume will depend on continued operating improvement, the trajectory of interest rates, and our progress on refinancing upcoming maturities.

“In the near term, our primary focus remains on ensuring that our maturing loans are refinanced and that we preserve the equity in our portfolio. That discipline is what creates the runway to resume capital returns to preferred holders when conditions allow.”

INVESTOR CONFERENCE CALL

Ashford Hospitality Trust, Inc. will not be hosting a conference call to discuss its first quarter 2026 financial results.

NON-GAAP MEASURES

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed

AHT Reports First Quarter Results

May 11, 2026
Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.

* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company's filings with the SEC.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Investments in hotel properties, gross	$2,617,922	$3,069,016
Accumulated depreciation	(810,924)	(983,772)
Investments in hotel properties, net	1,806,998	2,085,244
Contract asset	335,979	355,138
Cash and cash equivalents	78,042	66,145
Restricted cash	141,203	149,580
Accounts receivable, net of allowance of $435 and $424 respectively	43,426	32,752
Inventories	3,106	3,598
Notes receivable, net	12,486	12,187
Investment in unconsolidated entities	7,063	7,265
Deferred costs, net	1,210	1,529
Derivative assets, net	1,212	410
Operating lease right-of-use assets	41,035	43,582
Prepaid expenses and other assets	53,235	32,057
Due from third-party hotel managers	24,535	25,667
Assets held for sale	55,779	18,478
Total assets	$2,605,309	$2,833,632

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$2,287,163	$2,526,608
Indebtedness associated with hotels in receivership	252,000	272,800
Finance lease liability	17,417	17,536
Accounts payable and accrued expenses	140,837	123,773
Accrued interest payable	31,787	13,993
Accrued interest associated with hotels in receivership	83,979	82,338
Dividends and distributions payable	4,247	4,247
Due to Ashford Inc., net	65,638	40,643
Due to related parties, net	12,319	1,949
Due to third-party hotel managers	1,306	882
Operating lease liabilities	44,042	44,045
Other liabilities	36,695	36,768
Liabilities associated with assets held for sale	66,613	41,292
Total liabilities	3,044,043	3,206,874

Redeemable noncontrolling interests in operating partnership	19,945	20,516
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 and 7,684,201 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	183,655	179,818
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at March 31, 2026 and December 31, 2025	18,591	18,215
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at March 31, 2026 and December 31, 2025	5,547	5,484
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at March 31, 2026 and December 31, 2025	13,831	13,566
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at March 31, 2026 and December 31, 2025	11	11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at March 31, 2026 and December 31, 2025	10	10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at March 31, 2026 and December 31, 2025	15	15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at March 31, 2026 and December 31, 2025	10	10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at March 31, 2026 and December 31, 2025	11	11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,491 and 6,476,157 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	65	65
Additional paid-in capital	2,402,044	2,402,015
Accumulated deficit	(3,097,325)	(3,028,489)
Total stockholders' equity (deficit) of the Company	(695,159)	(626,352)
Noncontrolling interests in consolidated entities	14,856	15,511
Total equity (deficit)	(680,303)	(610,841)
Total liabilities and equity/deficit	$2,605,309	$2,833,632

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2026	2025
REVENUE
Rooms	$200,025	$206,301
Food and beverage	51,570	54,529
Other	15,983	16,220
Total hotel revenue	267,578	277,050
Other	154	309
Total revenue	267,732	277,359
EXPENSES
Hotel operating expenses
Rooms	46,190	47,790
Food and beverage	34,383	35,726
Other expenses	91,273	95,110
Management fees	9,284	9,848
Total hotel operating expenses	181,130	188,474
Property taxes, insurance and other	14,894	16,049
Depreciation and amortization	32,006	37,339
Impairment charges	112,649	—
Advisory services fee:
Base advisory fee	8,308	8,195
Reimbursable expenses	11,687	3,208
Stock/unit-based compensation	28	(67)
Incentive fee	—	93
Stirling performance participation fee	—	116
Corporate, general and administrative:
Stock/unit-based compensation	—	13
Other general and administrative	1,602	4,319
Total operating expenses	362,304	257,739
Gain (loss) on disposition of assets and hotel properties	100,030	31,868
Gain (loss) on derecognition of assets	7,790	10,046
OPERATING INCOME (LOSS)	13,248	61,534
Equity in earnings (loss) of unconsolidated entities	(202)	(431)
Interest income	922	1,214
Other income (expense), net	3,223	—
Interest expense, net of discount amortization	(67,317)	(61,602)
Interest expense associated with hotels in receivership	(7,820)	(10,046)
Amortization of loan costs	(6,237)	(5,200)
Write-off of premiums, loan costs and exit fees	(1,254)	(4,597)
Gain (loss) on extinguishment of debt	(25)	(13)
Realized and unrealized gain (loss) on derivatives	757	(2,740)
INCOME (LOSS) BEFORE INCOME TAXES	(64,705)	(21,881)
Income tax benefit (expense)	(752)	(317)
NET INCOME (LOSS)	(65,457)	(22,198)
(Income) loss attributable to noncontrolling interest in consolidated entities	655	1,776
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,030	451
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(63,772)	(19,971)
Preferred dividends	(2,714)	(6,729)
Deemed dividends on redeemable preferred stock	(4,600)	(1,057)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(71,086)	$(27,757)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(11.03)	$(4.91)
Weighted average common shares outstanding – basic	6,442	5,651
Diluted:
Net income (loss) attributable to common stockholders	$(11.03)	$(4.91)
Weighted average common shares outstanding – diluted	6,442	5,651
Dividends declared per common share	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2026	2025
Net income (loss)	$(65,457)	$(22,198)
Interest expense and amortization of discounts and loan costs, net	73,554	66,802
Interest expense associated with hotels in receivership	7,820	10,046
Depreciation and amortization	32,006	37,339
Income tax expense (benefit)	752	317
Equity in (earnings) loss of unconsolidated entities	202	431
Company's portion of EBITDA of unconsolidated entities	108	120
EBITDA	48,985	92,857
Impairment charges on real estate	112,649	—
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(100,030)	(31,868)
(Gain) loss on derecognition of assets	(7,790)	(10,046)
EBITDAre	53,814	50,943
Amortization of unfavorable contract liabilities	(31)	(31)
Transaction and conversion costs	352	1,928
Write-off of premiums, loan costs and exit fees	1,254	4,597
Realized and unrealized (gain) loss on derivatives	(757)	2,740
Stock/unit-based compensation	28	(54)
Legal, advisory and settlement costs	21	797
Other (income) expense, net	(3,223)	—
Incentive fee	—	93
Stirling performance participation fee	—	116
(Gain) loss on extinguishment of debt	25	13
Severance	179	521
Adjusted EBITDAre	$51,662	$61,663
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2026	2025
Net income (loss)	$(65,457)	$(22,198)
(Income) loss attributable to noncontrolling interest in consolidated entities	655	1,776
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,030	451
Preferred dividends	(2,714)	(6,729)
Deemed dividends on redeemable preferred stock	(4,600)	(1,057)
Net income (loss) attributable to common stockholders	(71,086)	(27,757)
Depreciation and amortization on real estate	31,702	36,550
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(100,030)	(31,868)
(Gain) loss on derecognition of assets	(7,790)	(10,046)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,030)	(451)
Equity in (earnings) loss of unconsolidated entities	202	431
Impairment charges on real estate	112,649	—
Company's portion of FFO of unconsolidated entities	(101)	(233)
FFO available to common stockholders and OP unitholders	(35,484)	(33,374)
Deemed dividends on redeemable preferred stock	4,600	1,057
Transaction and conversion costs	352	1,928
Write-off of premiums, loan costs and exit fees	1,254	4,597
Unrealized (gain) loss on derivatives	(757)	3,432
Stock/unit-based compensation	28	(54)
Legal, advisory and settlement costs	21	797
Other (income) expense, net	(3,223)	—
Amortization of loan costs	6,237	5,163
Incentive fee	—	93
Stirling performance participation fee	—	116
(Gain) loss on extinguishment of debt	25	13
Interest expense associated with hotels in receivership	7,820	10,046
Severance	179	521
Default interest and late fees	18,904	—
Company's portion of adjustments to FFO of unconsolidated entities	22	40
Adjusted FFO available to common stockholders and OP unitholders	$(22)	$(5,625)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$—	$(0.98)
Weighted average diluted shares	6,536	5,761

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2026
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (10)	Interest Rate (9)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (11)	Comparable TTM Hotel EBITDA Debt Yield
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	$21,971	$—	$21,971	(2)	$(18,457)	(84.0)%	$2,170	9.9%
JPMorgan Chase - 8 hotels	February 2026	February 2026	SOFR (1) + 3.28%	—	325,000	325,000	(2)	(7,472)	(2.3)%	28,138	8.7%
BAML Highland Pool - 18 hotels	July 2026	July 2026	SOFR (1) + 4.41%	—	723,625	723,625	(3)	(18,493)	(2.6)%	85,124	11.8%
BAML Indigo Atlanta - 1 hotel	February 2027	February 2027	SOFR (1) + 2.85%	—	12,330	12,330	(4)	235	1.9%	2,181	17.7%
BAML/Sculptor KEYS 16 Pool - 16 hotels	February 2027	February 2030	SOFR (1) + 4.37%	—	580,000	580,000	(5)	30,622	5.3%	73,618	12.7%
Morgan Stanley Pool - 11 hotels	March 2027	March 2028	SOFR (1) + 4.82%	—	231,340	231,340	(6)	131,875	57.0%	26,806	11.6%
BAML Nashville - 1 hotel	September 2027	September 2030	SOFR (1) + 2.26%	—	218,100	218,100	(5)	27,029	12.4%	35,353	16.2%
Torchlight Marriott Crystal Gateway - 1 hotel	November 2027	November 2029	SOFR (1) + 4.75%	—	121,500	121,500	(7)	12,697	10.5%	16,328	13.4%
BAML Pool - 4 hotels	December 2028	December 2028	8.51%	30,200	—	30,200		239	0.8%	4,321	14.3%
Preferred Equity Nashville - 1 hotel	May 2029	May 2029	11.14%	89,067	—	89,067	(8)	N/A	N/A	N/A	N/A
Unencumbered Hotel - 1 hotel				—	—	—		1,599	N/A	4,070	N/A
Total				$141,238	$2,211,895	$2,353,133		$159,874	6.8%	$278,109	11.8%
Percentage				6.0%	94.0%	100.0%
Weighted average interest rate (9)				9.57%	7.74%	7.85%
All indebtedness is non-recourse.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien and debt associated with hotels in receivership.
(1)    SOFR rate was 3.66% at March 31, 2026.
(2)    As of March 31, 2026, this mortgage loan was in default under the terms and conditions of the mortgage loan agreement. Default interest of 5.00% was accrued in addition to the stated interest rate, in accordance with the terms of the mortgage loan agreement, and is reflected in the Company’s consolidated balance sheet and statement of operations.
(3)    This mortgage loan has one six-month extension option, subject to satisfaction of certain conditions. The six-month extension option was exercised in January 2026.
(4)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. The one-year extension option was exercised in February 2026.
(5)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.
(6)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension option was exercised in March 2026.
(7)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.75%.
(8)    Terms of this preferred equity transaction include an 11.14% fixed preferred equity rate, consisting of 10.14% cash interest and 1.00% paid-in-kind interest.
(9)    Interest rates do not include default or late payment rates in effect on two mortgage loans.
(10)    The final maturity date assumes all available extension options will be exercised.
(11)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$200,025	$(9,716)	$190,309	$206,301	$(21,990)	$184,311	(3.04)%	3.25%
RevPAR	$135.95	$(142.71)	$135.63	$132.04	$(138.09)	$131.35	2.97%	3.25%
Occupancy	68.64%	(71.15)%	68.52%	67.98%	(70.13)%	67.73%	0.97%	1.16%
ADR	$198.08	$(200.58)	$197.95	$194.24	$(196.89)	$193.93	1.97%	2.07%

NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2026	2025	% Variance
Total hotel revenue	$267,578	$277,051	(3.42)%
Non-comparable adjustments	(13,217)	(28,321)
Comparable total hotel revenue	$254,361	$248,730	2.26%

Hotel net income (loss)	$29,115	$69,126	(57.88)%
Non-comparable adjustments	(101,744)	(35,827)
Comparable hotel net income (loss)	$(72,629)	$33,299	(318.11)%
Hotel net income (loss) margin	10.88%	24.95%	(14.07)%
Comparable hotel net income margin	(28.55)%	13.39%	(41.94)%

Hotel EBITDA	$76,805	$78,473	(2.13)%
Non-comparable adjustments	(3,582)	(8,883)
Comparable hotel EBITDA	$73,223	$69,590	5.22%
Hotel EBITDA margin	28.70%	28.32%	0.38%
Comparable hotel EBITDA margin	28.79%	27.98%	0.81%
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026	2025	2025	2025	2025	2025	2025	2025	2025	2025
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$267,578	$(13,217)	$254,361	$258,583	$(19,635)	$238,948	$265,675	$(21,007)	$244,668	$301,546	$(27,557)	$273,989
Hotel net income (loss)	$29,115	$(101,744)	$(72,629)	$4,332	$5,255	$9,587	$26,634	$3,570	$30,204	$57,561	$(808)	$56,753
Hotel net income (loss) margin	10.88%		(28.55)%	1.68%		4.01%	10.03%		12.34%	19.09%		20.71%
Hotel EBITDA	$76,805	$(3,582)	$73,223	$63,133	$(4,290)	$58,843	$68,740	$(3,881)	$64,859	$92,279	$(7,574)	$84,705
Hotel EBITDA margin	28.70%		28.79%	24.41%		24.63%	25.87%		26.51%	30.60%		30.92%

Hotel net income (loss) % of total TTM	24.8%		(303.7)%	3.7%		40.1%	22.6%		126.3%	48.9%		237.3%
EBITDA % of total TTM	25.5%		26.0%	21.0%		20.9%	22.8%		23.0%	30.7%		30.1%

JV interests in Hotel net income (loss)	$(574)		$(574)	$(349)		$(349)	$(1,249)		$(1,249)	$(1,235)		$(1,235)
JV interests in EBITDA	$816		$816	$1,038		$1,038	$216		$216	$421		$421

	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
	TTM	TTM	TTM
Total hotel revenue	$1,093,382	$(81,416)	$1,011,966
Hotel net income (loss)	$117,642	$(93,727)	$23,915
Hotel net income (loss) margin	10.76%		2.36%
Hotel EBITDA	$300,957	$(19,327)	$281,630
Hotel EBITDA margin	27.53%		27.83%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(3,406)		$(3,406)
JV interests in EBITDA	$2,490		$2,490
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2026	2026	2026	2025	2025	2025	% Variance	% Variance
Atlanta, GA Area	6	1,128	$140.09	$—	$140.09	$143.67	$—	$143.67	(2.5)%	(2.5)%
Boston, MA Area	—	—	—	—	—	38.81	(38.81)	—	(100.0)%	—%
Dallas / Ft. Worth, TX Area	5	1,396	134.27	—	134.27	126.14	—	126.14	6.4%	6.4%
Houston, TX Area	1	303	125.24	(73.09)	136.42	111.58	(96.56)	131.03	12.2%	4.1%
Los Angeles, CA Metro Area	4	1,312	172.07	—	172.07	155.67	—	155.67	10.5%	10.5%
Miami, FL Metro Area	2	414	274.01	—	274.01	248.44	—	248.44	10.3%	10.3%
Minneapolis - St. Paul, MN Area	2	520	79.17	—	79.17	51.31	—	51.31	54.3%	54.3%
Nashville, TN Area	1	674	220.34	—	220.34	227.55	—	227.55	(3.2)%	(3.2)%
New York / New Jersey Metro Area	4	1,159	76.18	—	76.18	80.78	—	80.78	(5.7)%	(5.7)%
Orlando, FL Area	2	524	144.26	—	144.26	147.41	—	147.41	(2.1)%	(2.1)%
Philadelphia, PA Area	1	263	106.20	—	106.20	91.89	—	91.89	15.6%	15.6%
San Diego, CA Area	1	260	127.21	—	127.21	136.74	(141.82)	133.82	(7.0)%	(4.9)%
San Francisco - Oakland, CA Metro Area	3	793	146.67	—	146.67	125.52	—	125.52	16.8%	16.8%
Tampa, FL Area	1	238	198.86	(199.47)	198.26	199.33	(203.42)	193.61	(0.2)%	2.4%
Washington D.C. - MD - VA Area	8	2,176	136.88	(125.45)	138.19	141.03	(136.40)	141.56	(2.9)%	(2.4)%
Other Areas	22	4,431	115.35	(121.66)	115.05	115.29	(134.02)	112.71	0.1%	2.1%
Total Portfolio	63	15,591	$135.95	$(142.71)	$135.63	$132.04	$(138.09)	$131.35	3.0%	3.3%
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2026
(in thousands, except share price)
(unaudited)

March 31, 2026
Common stock shares outstanding	6,476
Partnership units outstanding	93
Combined common stock shares and partnership units outstanding	6,569
Common stock price	$2.74
Market capitalization	$17,999
Series D cumulative preferred stock	$27,778
Series F cumulative preferred stock	$25,926
Series G cumulative preferred stock	$36,774
Series H cumulative preferred stock	$25,949
Series I cumulative preferred stock	$25,858
Series J redeemable preferred stock	$192,105
Series K redeemable preferred stock	$18,278
Series L redeemable preferred stock	$5,955
Series M redeemable preferred stock	$13,772
Indebtedness	$2,353,133
Net working capital (see below)	$(73,734)
Total enterprise value (TEV)	$2,669,793

Cash and cash equivalents	$78,798
Restricted cash	$137,000
Accounts receivable, net	$44,492
Other receivable	$24,147
Inventory	$3,312
Prepaid expenses	$14,342
Due from third-party hotel managers, net	$23,229
Total current assets	$325,320

Accounts payable, net & accrued expenses	$161,417
Dividends and distributions payable	$4,247
Due to affiliates, net	$85,922
Total current liabilities	$251,586

Net working capital	$73,734
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien and debt associated with hotels in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2026	2025	2025	2025	March 31, 2026
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$29,115	$4,332	$26,634	$57,561	$117,642
Non-property adjustments	12,668	20,110	2,353	(5,234)	29,897
Interest income	(344)	(378)	(400)	(370)	(1,492)
Interest expense	2,127	2,694	3,061	3,156	11,038
Amortization of loan costs	2	30	35	132	199
Depreciation and amortization	31,956	34,042	34,540	35,228	135,766
Income tax expense (benefit)	2	—	—	—	2
Non-hotel EBITDA ownership expense	1,279	2,303	2,517	1,806	7,905
Hotel EBITDA including amounts attributable to noncontrolling interest	76,805	63,133	68,740	92,279	300,957
Non-comparable adjustments	(3,582)	(4,290)	(3,881)	(7,574)	(19,327)
Comparable hotel EBITDA	$73,223	$58,843	$64,859	$84,705	$281,630
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$29,115	$(94,572)	$(65,457)
Non-property adjustments	12,668	(12,668)	—
Interest income	(344)	344	—
Interest expense	2,127	73,010	75,137
Amortization of loan cost	2	6,235	6,237
Depreciation and amortization	31,956	50	32,006
Income tax expense (benefit)	2	750	752
Non-hotel EBITDA ownership expense	1,279	(1,279)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	76,805	(28,130)	48,675
Equity in (earnings) loss of unconsolidated entities	—	202	202
Company's portion of EBITDA of unconsolidated entities	—	108	108
Hotel EBITDA attributable to the Company and OP unitholders	$76,805	$(27,820)	$48,985
Non-comparable adjustments	(3,582)
Comparable hotel EBITDA	$73,223
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$4,332	$(75,129)	$(70,797)
Non-property adjustments	20,110	(20,110)	—
Interest income	(378)	378	—
Interest expense	2,694	55,939	58,633
Amortization of loan cost	30	6,604	6,634
Depreciation and amortization	34,042	49	34,091
Income tax expense (benefit)	—	(838)	(838)
Non-hotel EBITDA ownership expense	2,303	(2,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	63,133	(35,410)	27,723
Equity in (earnings) loss of unconsolidated entities	—	67	67
Company's portion of EBITDA of unconsolidated entities	—	256	256
Hotel EBITDA attributable to the Company and OP unitholders	$63,133	$(35,087)	$28,046
Non-comparable adjustments	(4,290)
Comparable hotel EBITDA	$58,843
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$26,634	$(89,359)	$(62,725)
Non-property adjustments	2,353	(2,353)	—
Interest income	(400)	400	—
Interest expense	3,061	63,509	66,570
Amortization of loan cost	35	5,958	5,993
Depreciation and amortization	34,540	49	34,589
Income tax expense (benefit)	—	259	259
Non-hotel EBITDA ownership expense	2,517	(2,517)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	68,740	(24,054)	44,686
Equity in (earnings) loss of unconsolidated entities	—	(129)	(129)
Company's portion of EBITDA of unconsolidated entities	—	426	426
Hotel EBITDA attributable to the Company and OP unitholders	$68,740	$(23,757)	$44,983
Non-comparable adjustments	(3,881)
Comparable hotel EBITDA	$64,859
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$57,561	$(90,000)	$(32,439)
Non-property adjustments	(5,234)	5,234	—
Interest income	(370)	370	—
Interest expense	3,156	69,690	72,846
Amortization of loan cost	132	7,611	7,743
Depreciation and amortization	35,228	48	35,276
Income tax expense (benefit)	—	119	119
Non-hotel EBITDA ownership expense	1,806	(1,806)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	92,279	(8,734)	83,545
Equity in (earnings) loss of unconsolidated entities	—	(44)	(44)
Company's portion of EBITDA of unconsolidated entities	—	406	406
Hotel EBITDA attributable to the Company and OP unitholders	$92,279	$(8,372)	$83,907
Non-comparable adjustments	(7,574)
Comparable hotel EBITDA	$84,705
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$69,126	$(91,324)	$(22,198)
Non-property adjustments	(31,855)	31,855	—
Interest income	(346)	346	—
Interest expense	3,065	68,583	71,648
Amortization of loan cost	106	5,094	5,200
Depreciation and amortization	37,290	49	37,339
Income tax expense (benefit)	—	317	317
Non-hotel EBITDA ownership expense	1,087	(1,087)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	78,473	13,833	92,306
Equity in (earnings) loss of unconsolidated entities	—	431	431
Company's portion of EBITDA of unconsolidated entities	—	120	120
Hotel EBITDA attributable to the Company and OP unitholders	$78,473	$14,384	$92,857
Non-comparable adjustments	(8,883)
Comparable hotel EBITDA	$69,590
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended March 31, 2026
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 11 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$30,622	$(18,493)	$131,875	$(7,472)	$27,029	$235	$12,697
Non-property adjustments	14,154	63,436	(118,810)	17,674	(487)	18	—
Interest income	(140)	(342)	(257)	(187)	(142)	—	(381)
Interest expense	—	—	—	—	—	867	—
Amortization of loan costs	—	—	—	—	—	20	—
Depreciation and amortization	27,483	37,889	20,467	17,533	8,478	1,157	3,964
Income tax expense (benefit)	2	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	1,497	2,673	2,023	590	475	(116)	48
Hotel EBITDA including amounts attributable to noncontrolling interest	73,618	85,163	35,298	28,138	35,353	2,181	16,328
Non-comparable adjustments	—	(39)	(8,492)	—	—	—	—
Comparable hotel EBITDA	$73,618	$85,124	$26,806	$28,138	$35,353	$2,181	$16,328

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Ft Worth Le Meridien - 1 hotel	BAML - 4 Pack	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(18,457)	$(4,817)	$239	$(37,415)	$1,599	$117,642
Non-property adjustments	16,344	—	—	37,568	—	29,897
Interest income	—	(43)	—	—	—	(1,492)
Interest expense	2,216	3,957	—	2,087	1,911	11,038
Amortization of loan costs	—	109	—	70	—	199
Depreciation and amortization	2,039	3,957	4,030	8,230	539	135,766
Income tax expense (benefit)	—	—	—	—	—	2
Non-hotel EBITDA ownership expense	28	358	52	256	21	7,905
Hotel EBITDA including amounts attributable to noncontrolling interest	2,170	3,521	4,321	10,796	4,070	300,957
Non-comparable adjustments	—	—	—	(10,796)	—	(19,327)
Comparable hotel EBITDA	$2,170	$3,521	$4,321	$—	$4,070	$281,630
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 11 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$(11,647)	$(51,866)	$85,699	$(12,621)	$7,059	$204	$3,160
Non-property adjustments	22,275	64,118	(80,532)	17,674	—	18	—
Interest income	(33)	(84)	(46)	(45)	(34)	—	(81)
Interest expense	—	—	—	—	—	201	—
Amortization of loan costs	—	—	—	—	—	2	—
Depreciation and amortization	7,018	9,370	4,306	4,346	1,995	262	989
Income tax expense (benefit)	2	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	174	282	540	157	5	3	6
Hotel EBITDA including amounts attributable to noncontrolling interest	17,789	21,820	9,967	9,511	9,025	690	4,074
Non-comparable adjustments	—	—	(2,303)	—	—	—	—
Comparable hotel EBITDA	$17,789	$21,820	$7,664	$9,511	$9,025	$690	$4,074

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Ft Worth Le Meridien - 1 hotel	BAML - 4 Pack	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(921)	$(811)	$(175)	$11,058	$(24)	$29,115
Non-property adjustments	—	—	—	(10,885)	—	12,668
Interest income	—	(21)	—	—	—	(344)
Interest expense	552	906	—	—	468	2,127
Amortization of loan costs	—	—	—	—	—	2
Depreciation and amortization	488	1,037	951	1,059	135	31,956
Income tax expense (benefit)	—	—	—	—	—	2
Non-hotel EBITDA ownership expense	1	42	19	47	3	1,279
Hotel EBITDA including amounts attributable to noncontrolling interest	120	1,153	795	1,279	582	76,805
Non-comparable adjustments	—	—	—	(1,279)	—	(3,582)
Comparable hotel EBITDA	$120	$1,153	$795	$—	$582	$73,223
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 11 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$8,015	$8,187	$25,394	$1,117	$6,194	$30	$2,329
Non-property adjustments	(1,421)	(736)	(23,684)	—	(487)	—	—
Interest income	(34)	(86)	(58)	(48)	(37)	—	(93)
Interest expense	—	—	—	—	—	218	—
Amortization of loan costs	—	—	—	—	—	6	—
Depreciation and amortization	6,927	9,379	5,040	4,457	2,080	289	991
Income tax expense (benefit)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	587	1,544	(23)	193	196	(143)	7
Hotel EBITDA including amounts attributable to noncontrolling interest	14,074	18,288	6,669	5,719	7,946	400	3,234
Non-comparable adjustments	—	—	(1,384)	—	—	—	—
Comparable hotel EBITDA	$14,074	$18,288	$5,285	$5,719	$7,946	$400	$3,234

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Ft Worth Le Meridien - 1 hotel	BAML - 4 Pack	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(17,194)	$(493)	$158	$(29,819)	$414	$4,332
Non-property adjustments	16,344	—	—	30,094	—	20,110
Interest income	—	(22)	—	—	—	(378)
Interest expense	556	917	—	522	481	2,694
Amortization of loan costs	—	—	—	24	—	30
Depreciation and amortization	517	1,037	975	2,215	135	34,042
Income tax expense (benefit)	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	22	28	18	(130)	4	2,303
Hotel EBITDA including amounts attributable to noncontrolling interest	245	1,467	1,151	2,906	1,034	63,133
Non-comparable adjustments	—	—	—	(2,906)	—	(4,290)
Comparable hotel EBITDA	$245	$1,467	$1,151	$—	$1,034	$58,843
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 11 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$11,451	$9,026	$16,711	$943	$6,127	$19	$2,536
Non-property adjustments	—	38	(16,041)	—	—	—	—
Interest income	(37)	(89)	(79)	(50)	(39)	—	(106)
Interest expense	—	—	—	—	—	224	—
Amortization of loan costs	—	—	—	—	—	6	—
Depreciation and amortization	6,708	9,705	5,403	4,373	2,108	296	976
Income tax expense (benefit)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	490	405	1,000	85	(22)	27	6
Hotel EBITDA including amounts attributable to noncontrolling interest	18,612	19,085	6,994	5,351	8,174	572	3,412
Non-comparable adjustments	—	—	(1,127)	—	—	—	—
Comparable hotel EBITDA	$18,612	$19,085	$5,867	$5,351	$8,174	$572	$3,412

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Ft Worth Le Meridien - 1 hotel	BAML - 4 Pack	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$23	$(1,766)	$61	$(19,122)	$625	$26,634
Non-property adjustments	—	—	—	18,356	—	2,353
Interest income	—	—	—	—	—	(400)
Interest expense	556	1,013	—	787	481	3,061
Amortization of loan costs	—	6	—	23	—	35
Depreciation and amortization	515	766	1,080	2,476	134	34,540
Income tax expense (benefit)	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(20)	286	10	234	16	2,517
Hotel EBITDA including amounts attributable to noncontrolling interest	1,074	305	1,151	2,754	1,256	68,740
Non-comparable adjustments	—	—	—	(2,754)	—	(3,881)
Comparable hotel EBITDA	$1,074	$305	$1,151	$—	$1,256	$64,859
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 11 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$22,803	$16,160	$4,071	$3,089	$7,649	$(18)	$4,672
Non-property adjustments	(6,700)	16	1,447	—	—	—	—
Interest income	(36)	(83)	(74)	(44)	(32)	—	(101)
Interest expense	—	—	—	—	—	224	—
Amortization of loan costs	—	—	—	—	—	6	—
Depreciation and amortization	6,830	9,435	5,718	4,357	2,295	310	1,008
Income tax expense (benefit)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	246	442	506	155	296	(3)	29
Hotel EBITDA including amounts attributable to noncontrolling interest	23,143	25,970	11,668	7,557	10,208	519	5,608
Non-comparable adjustments	—	(39)	(3,678)	—	—	—	—
Comparable hotel EBITDA	$23,143	$25,931	$7,990	$7,557	$10,208	$519	$5,608

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Ft Worth Le Meridien - 1 hotel	BAML - 4 Pack	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(365)	$(1,747)	$195	$468	$584	$57,561
Non-property adjustments	—	—	—	3	—	(5,234)
Interest income	—	—	—	—	—	(370)
Interest expense	552	1,121	—	778	481	3,156
Amortization of loan costs	—	103	—	23	—	132
Depreciation and amortization	519	1,117	1,024	2,480	135	35,228
Income tax expense (benefit)	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	25	2	5	105	(2)	1,806
Hotel EBITDA including amounts attributable to noncontrolling interest	731	596	1,224	3,857	1,198	92,279
Non-comparable adjustments	—	—	—	(3,857)	—	(7,574)
Comparable hotel EBITDA	$731	$596	$1,224	$—	$1,198	$84,705
NOTES:
(1)    The above comparable information assumes the 63 hotel properties owned and included in the Company’s operations at March 31, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.